Condensed Statement of Earnings
(In millions; per-share amounts in dollars) (Unaudited)
	Three months ended 6/30/06 Consolidated	Three months ended 6/30/05 Consolidated	Three months ended 6/30/06 GE	Three months ended 6/30/05 GE	Three months ended 6/30/06 Financial Services (GECS)	Three months ended 6/30/05 Financial Services (GECS)
Condensed Statement of Earnings	*1	*1	*1	*1	*1	*1
Sales of goods	16,524	14,749	15,993	14,101	712	664
Sales of services	8,373	8,240	8,455	8,307	0	0
Other income	657	596	695	624	0	0
GECS earnings from continuing operations	0	0	2,500	2,028	0	0
GECS revenues from services	14,346	12,954	0	0	14,595	13,297
Total revenues	39,900	36,539	27,643	25,060	15,307	13,961
Cost of goods sold	12,827	11,425	12,350	10,812	659	628
Cost of services sold	5,316	5,171	5,397	5,238	0	0
Interest and other financial charges	4,533	3,786	486	336	4,202	3,603
Investment contracts, insurance losses and insurance annuity benefits	793	799	0	0	831	850
Provision for losses on financing receivables	896	958	0	0	896	958
Other costs and expenses	9,406	8,741	3,647	3,266	5,853	5,643
Minority interest in net earnings of consolidated affiliates	235	290	186	249	49	41
Total costs and expenses	34,006	31,170	22,066	19,901	12,490	11,723
Earnings from continuing operations before income taxes	5,894	5,369	5,577	5,159	2,817	2,238
Provision for income taxes	(1,040)	(993)	(723)	(783)	(317)	(210)
Earnings from continuing operations	4,854	4,376	4,854	4,376	2,500	2,028
Earnings (loss) from discontinued operations, net of taxes	(2)	271	(2)	271	(2)	271
Net earnings	4,852	4,647	4,852	4,647	2,498	2,299
Per-share amounts
Per-share amounts -- earnings from continuing operations
Diluted earnings per share	0.47	0.41
Basic earnings per share	0.47	0.41
Per-share amounts -- net earnings
Diluted earnings per share	0.47	0.44
Basic earnings per share	0.47	0.44
Dividends declared per share	0.25	0.22

Footnotes:
*1	See notes to condensed, consolidated financial statements. Separate information is shown for "GE" and "Financial Services (GECS)." Transactions between GE and GECS have been eliminated from the "Consolidated" columns.
(Link to:Condensed Statement of Earnings,Condensed Statement of Earnings,Condensed Statement of Earnings,Condensed Statement of Earnings,Condensed Statement of Earnings,Condensed Statement of Earnings)

Condensed Statement of Earnings
(In millions; per-share amounts in dollars) (Unaudited)
	Six months ended 6/30/06 Consolidated	Six months ended 6/30/05 Consolidated	Six months ended 6/30/06 GE	Six months ended 6/30/05 GE	Six months ended 6/30/06 Financial Services (GECS)	Six months ended 6/30/05 Financial Services (GECS)
Condensed Statement of Earnings	*1	*1	*1	*1	*1	*1
Sales of goods	31,059	28,405	30,019	27,089	1,267	1,338
Sales of services	17,322	15,989	17,515	16,152	0	0
Other income	1,108	913	1,174	954	0	0
GECS earnings from continuing operations	0	0	4,770	3,891	0	0
GECS revenues from services	28,232	25,582	0	0	28,721	26,228
Total revenues	77,721	70,889	53,478	48,086	29,988	27,566
Cost of goods sold	24,483	22,031	23,538	20,789	1,172	1,263
Cost of services sold	11,321	10,107	11,514	10,270	0	0
Interest and other financial charges	8,894	7,457	870	717	8,309	7,017
Investment contracts, insurance losses and insurance annuity benefits	1,542	1,626	0	0	1,636	1,716
Provision for losses on financing receivables	1,718	1,860	0	0	1,718	1,860
Other costs and expenses	18,443	17,589	7,043	6,577	11,576	11,333
Minority interest in net earnings of consolidated affiliates	473	506	349	435	124	71
Total costs and expenses	66,874	61,176	43,314	38,788	24,535	23,260
Earnings from continuing operations before income taxes	10,847	9,713	10,164	9,298	5,453	4,306
Provision for income taxes	(1,951)	(1,777)	(1,268)	(1,362)	(683)	(415)
Earnings from continuing operations	8,896	7,936	8,896	7,936	4,770	3,891
Earnings from discontinued operations, net of taxes	261	676	261	676	261	676
Net earnings	9,157	8,612	9,157	8,612	5,031	4,567
Per-share amounts
Per-share amounts -- earnings from continuing operations
Diluted earnings per share	0.85	0.75
Basic earnings per share	0.86	0.75
Per-share amounts -- net earnings
Diluted earnings per share	0.88	0.81
Basic earnings per share	0.88	0.81
Dividends declared per share	0.50	0.44

Footnotes:
*1	See notes to condensed, consolidated financial statements. Separate information is shown for "GE" and "Financial Services (GECS)." Transactions between GE and GECS have been eliminated from the "Consolidated" columns.
(Link to:Condensed Statement of Earnings,Condensed Statement of Earnings,Condensed Statement of Earnings,Condensed Statement of Earnings,Condensed Statement of Earnings,Condensed Statement of Earnings)

Condensed Statement of Financial Position
(In millions; except share amounts)
	6/30/06 Consolidated	12/31/05 Consolidated	06/30/06 GE	12/31/05 GE	6/30/06 Financial Services (GECS)	12/31/05 Financial Services (GECS)
Condensed Statement of Financial Position	*1	*1	*1	*1	*1	*1
Assets
Cash and equivalents	11,099	8,825	1,766	2,015	9,484	7,130
Investment securities	45,021	42,148	469	461	44,559	41,710
Current receivables	12,043	14,851	12,255	15,058	0	0
Inventories	11,744	10,474	11,579	10,315	165	159
Financing receivables - net	303,899	287,639	0	0	303,899	287,639
Other GECS receivables	15,732	14,332	0	0	20,282	18,625
Property, plant and equipment (including equipment leased to others) -- net	71,005	67,528	16,724	16,504	54,281	51,024
Investment in GECS	0	0	48,589	50,815	0	0
Intangible assets - net	85,583	81,630	60,719	57,839	24,864	23,791
All other assets	91,199	84,849	36,641	36,752	55,680	49,461
Assets of discontinued operations	15,090	61,066	0	0	15,090	61,066
Total assets	662,415	673,342	188,742	189,759	528,304	540,605
Liabilities and Equity
Short-term borrowings	157,449	158,156	1,517	1,127	156,327	157,672
Accounts payable, principally trade accounts	19,315	21,183	10,577	11,870	12,717	13,043
Progress collections and price adjustments accrued	4,708	4,456	4,708	4,456	0	0
Other GE current liabilities	21,020	21,042	21,020	21,059	0	0
Long-term borrowings	236,935	212,281	9,090	9,081	229,033	204,397
Investment contracts, insurance liabilities and insurance annuity benefits	34,491	33,097	0	0	34,872	33,387
All other liabilities	40,910	39,966	23,328	23,273	17,679	16,787
Deferred income taxes	15,583	16,226	3,750	3,733	11,833	12,493
Liabilities of discontinued operations	14,957	49,527	0	0	14,959	49,763
Total liabilities	545,368	555,934	73,990	74,599	477,420	487,542
Minority interest in equity of consolidated affiliates	8,274	8,054	5,979	5,806	2,295	2,248
Common stock	669*2	669*2	669	669	1	1
Accumulated gains (losses) -- net	*3	*3
Investment securities	453	1,831	453	1,831	381	1,754
Currency translation adjustments	4,267	2,532	4,267	2,532	3,435	2,287
Cash flow hedges	(236)	(822)	(236)	(822)	(240)	(813)
Minimum pension liabilities	(917)	(874)	(917)	(874)	(192)	(179)
Other capital	25,482	25,227	25,482	25,227	12,524	12,386
Retained earnings	102,061	98,117	102,061	98,117	32,680	35,379
Less common stock held in treasury	(23,006)	(17,326)	(23,006)	(17,326)	0	0
Total shareowners' equity	108,773	109,354	108,773	109,354	48,589	50,815
Total liabilities and equity	662,415	673,342	188,742	189,759	528,304	540,605

Footnotes:
*1	See notes to condensed, consolidated financial statements. Separate information is shown for "GE" and "Financial Services (GECS)." June 30, 2006, data are unaudited. Transactions between GE and GECS have been eliminated from the "Consolidated" columns.
(Link to:Condensed Statement of Financial Position,Condensed Statement of Financial Position,Condensed Statement of Financial Position,Condensed Statement of Financial Position,Condensed Statement of Financial Position,Condensed Statement of Financial Position)
*2	10,323,359,000 and 10,484,268,000 shares outstanding at June 30, 2006 and December 31, 2005, respectively.
(Link to:Common stock,Common stock)
*3	The sum of accumulated gains (losses) on investment securities, currency translation adjustments, cash flow hedges and minimum pension liabilities constitutes "Accumulated nonowner changes other than earnings," and amounted to $3,567 million and $2,667 million at June 30, 2006, and December 31, 2005, respectively.
(Link to:Accumulated gains (losses) -- net,Accumulated gains (losses) -- net)

Condensed Statement of Cash Flows
(In millions) (Unaudited)
	Six months ended 6/30/06 Consolidated	Six months ended 6/30/05 Consolidated	Six months ended 6/30/06 GE	Six months ended 6/30/05 GE	Six months ended 6/30/06 Financial Services (GECS)	Six months ended 6/30/05 Financial Services (GECS)
Condensed Statement of Cash Flows	*1	*1	*1	*1	*1	*1
Cash flows -- operating activities
Net earnings	9,157	8,612	9,157	8,612	5,031	4,567
Earnings from discontinued operations	(261)	(676)	0	0	(261)	(676)
Adjustments to reconcile net earnings to cash provided from operating activities
Depreciation and amortization of property, plant and equipment	4,378	4,266	1,300	1,225	3,078	3,041
Earnings retained by GECS	0	0	2,559	(2,728)	0	0
Deferred income taxes	401	(549)	55	(87)	346	(462)
Decrease in GE current receivables	2,931	1,544	2,925	1,663	0	0
Increase in inventories	(1,467)	(613)	(1,461)	(583)	(6)	(30)
Decrease in accounts payable	(1,668)	(1,401)	(915)	(1,228)	(504)	(71)
Increase in GE progress collections	246	110	246	110	0	0
Provision for losses on GECS financing receivables	1,718	1,860	0	0	1,718	1,860
All other operating activities	(3,222)	108	457	1,043	(620)	(383)
Cash from operating activities -- continuing operations	12,213	13,261	14,323	8,027	8,782	7,846
Cash from (used for) operating activities -- discontinued operations	(9)	2,407	0	0	(9)	2,407
Cash from operating activities	12,204	15,668	14,323	8,027	8,773	10,253
Cash flows -- investing activities
Additions to property, plant and equipment	(7,384)	(6,141)	(1,497)	(1,049)	(5,887)	(5,092)
Dispositions of property, plant and equipment	2,930	3,071	0	0	2,896	3,075
Net decrease (increase) in GECS financing receivables	(15,483)	4,249	0	0	(15,483)	4,249
Payments for principal businesses purchased	(7,000)	(10,341)	(3,491)	(3,499)	(3,509)	(6,842)
Proceeds from sales of discontinued operations	8,112	3,403	0	0	8,112	3,403
All other investing activities	1,965	(1,263)	1,403	687	(2,481)	(2,584)
Cash used for investing activities -- continuing operations	(16,860)	(7,022)	(3,585)	(3,861)	(16,352)	(3,791)
Cash used for investing activities -- discontinued operations	(2,558)	(1,131)	0	0	(2,558)	(1,131)
Cash used for investing activities	(19,418)	(8,153)	(3,585)	(3,861)	(18,910)	(4,922)
Cash flows -- financing activities
Net increase (decrease) in borrowings (maturities of 90 days or less)	(3,312)	(5,667)	561	48	(4,127)	(5,801)
Newly issued debt (maturities longer than 90 days)	44,178	40,526	64	87	43,974	40,378
Repayments and other reductions (maturities longer than 90 days)	(21,935)	(38,191)	(148)	(692)	(21,787)	(37,499)
Net purchases of GE treasury shares	(6,217)	(389)	(6,217)	(389)	0	0
Dividends paid to shareowners	(5,247)	(4,677)	(5,247)	(4,677)	(7,590)	(1,839)
All other financing activities	(546)	(860)	0	0	(546)	(860)
Cash from (used for) financing activities - continuing operations	6,921	(9,258)	(10,987)	(5,623)	9,924	(5,621)
Cash used for financing activities -- discontinued operations	(256)	(691)	0	0	(256)	(691)
Cash from (used for) financing activities	6,665	(9,949)	(10,987)	(5,623)	9,668	(6,312)
Decrease in cash and equivalents	(549)	(2,434)	(249)	(1,457)	(469)	(981)
Cash and equivalents at beginning of year	11,801	15,328	2,015	3,155	10,106	12,367
Cash and equivalents at June 30	11,252	12,894	1,766	1,698	9,637	11,386
Less cash and equivalents of discontinued operations at June 30	153	3,852	0	0	153	3,852
Cash and equivalents of continuing operations at June 30	11,099	9,042	1,766	1,698	9,484	7,534

Footnotes:
*1	See notes to condensed, consolidated financial statements. Separate information is shown for "GE" and "Financial Services (GECS)." Transactions between GE and GECS have been eliminated from the "Consolidated" columns.
(Link to:Condensed Statement of Cash Flows,Condensed Statement of Cash Flows,Condensed Statement of Cash Flows,Condensed Statement of Cash Flows,Condensed Statement of Cash Flows,Condensed Statement of Cash Flows)

Mon Aug 07 11:35:12 EDT 2006, Generated by Fujitsu Instance Creator